Exhibit 10.2

Human Resources Department
375 West Street • Tel. (508) 580-1900
West Bridgewater, MA 02375 • Fax. (508) 584-2384
www.seracare.com

July 14, 2006

Thomas Lawlor

66 Old North Trail

Mansfield, MA 02048

Re:	Resignation; Amendment of Option Agreement;
Amendment to Employment Agreement

Dear Tom:

The purpose of this letter agreement is to set forth our agreement with respect to certain matters related to your resignation from employment with SeraCare Life Sciences, Inc. (the “Company”), effective December 13, 2006. Reference is made to that certain Nonqualified Stock Option Agreement between you and the Company, dated as of December 13, 2004, and as subsequently amended effective as of May 26, 2006 (the “Option Agreement”). Reference is also made to that certain Key Executive Employment Agreement between you and the Company, effective as of December 13, 2004 (the “Employment Agreement”)

By executing this letter agreement, you and the Company agree as follows:

The Resignation

1. You hereby irrevocably resign as an officer, director, member, manager and in any other capacity (other than as an employee) with the Company and each of its affiliates, effective as of the close of business on July 15, 2006. You hereby irrevocably resign as an employee of the Company and each of its affiliates, effective as of the close of business on December 13, 2006. The Company and its affiliates hereby accept such resignation.

The Option Agreement

2. Concurrent with the execution of this letter agreement, you and the Company agree to execute and deliver to each other the General Release Agreement attached hereto as Appendix 1. Notwithstanding anything else contained herein to the contrary, the amendment of the Option Agreement set forth below shall be null and void if you revoke such General Release Agreement (or the release contained therein) within any revocation period afforded by applicable law.

3. Subject to paragraph 2 above, Section 4.3 of the Option Agreement is hereby amended and restated, effective immediately, to read in its entirety as follows:

“4.3 Possible Acceleration of Vesting; Termination of Employment or Service.

(a) Notwithstanding any other provision herein, if the Participant’s employment with the Corporation terminates upon the expiration of the Employment Agreement on December 13, 2006, or if, at any time prior to that date, the Participant’s employment is terminated by the Corporation for any reason other than “Cause” (as such term is defined in the Employment Agreement) or the Participant’s employment is terminated by the Participant for “Good Reason” (as such term is defined in the Employment Agreement), the Option, to the extent not then vested, shall become fully vested as of the date of such termination of employment; provided, however, that such accelerated vesting shall be contingent upon the Participant’s providing to the Corporation, upon or promptly following his last day of employment with the Corporation, a valid, executed supplemental release agreement in substantially the form attached hereto as Exhibit B, and such release agreement not having been revoked by the Participant pursuant to any revocation rights afforded by applicable law.

(b) Subject to earlier termination on the Expiration Date of the Option or pursuant to Section 4.2 above, if the Participant ceases to be employed by or ceases to provide services to the Corporation or a Subsidiary (the date of such cessation of employment or services for any reason is referred to herein as the “Severance Date”), (i) the Participant will have until (A) if the Severance Date occurs during 2006, the later of December 31, 2006, or the 15th day of the third month following the date which is three (3) months after the Severance Date, or (B) if the Severance Date occurs at any time after 2006, the date that is three (3) months after the Severance Date, to exercise the Option to the extent that it was vested on the Severance Date (after giving effect to any accelerated vesting pursuant to Section 4.3(a) above) (the date determined under this clause (i) is referred to herein as the “Final Exercise Date”), (ii) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (iii) the Option, to the extent exercisable on or before the Final Exercise Date and not exercised during such period, shall terminate at the close of business on the Final Exercise Date. Notwithstanding the foregoing provisions, if the Participant’s employment or services are terminated by the Corporation for Cause, the Option (whether vested or not) shall terminate on the Severance Date.”

4. A new Exhibit B is hereby added to the Option Agreement, effective immediately, to read in its entirety as set forth in Appendix 2 attached to this letter agreement.

5. This letter agreement will confirm that the Option Agreement was amended, effective as of May 26, 2006, which is the date that the order approving the repricing of your option was entered by the United States Bankruptcy Court for the Southern District of California (the “Bankruptcy Court”), so that the per-share exercise price under the Option Agreement was reset at $5.45 (which amount represents 110% of the closing price of the Company’s Common Stock on May 26, 2006).

The Employment Agreement

6. The Employment Agreement shall terminate effective as of the close of business on December 13, 2006; provided, however, that notwithstanding anything to the contrary in this letter agreement, Section 5 (Customer Lists, Trade Secrets and Unfair Competition) of the Employment Agreement shall continue to apply in accordance with its terms and all insurance coverage, including D & O coverage shall remain in effect with respect to all occurrences through Employee’s final day of employment, December 13, 2006.

7. Section 4(b) (Bonuses), Section 6 (Termination) and Section 7 (Severance) of the Employment Agreement are hereby deleted in their entirety, effective immediately.

8. Section 3 (Duties of Employee) of the Employment Agreement is hereby amended and restated, effective immediately, to read as follows:

“3. Duties of Employee. From and after July 14, 2006 through the close of business on December 13, 2006 (the “Transition Period”), Employee shall transition out of his position as Global Chief Operating Officer of the Company. During the Transition Period, Employee shall provide such advice and transition services to the Company as its Board of Directors and its executive officers may request from time to time (the “Transition Services”); provided, however, that the Company will use its reasonable efforts to allow Employee to provide such services from a location convenient to Employee (including telephonically) and provided, further, that, after July 2006, Employee shall not be obligated to provide more than twenty hours of Transition Services in any calendar month and it is understood that Employee may engage in consulting or employment with other companies and that the Company shall make reasonable efforts to accommodate any such obligations Employee may undertake. Notwithstanding the foregoing, during the Transition Period, Employee shall not directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, board member, director or in any other individual or representative capacity, engage in any activity that is directly competitive with the Company’s business of manufacturing, marketing, distributing and selling to diagnostic, therapeutic, drug discovery, and research organizations biological products and services currently offered by the Company, provided that Executive shall not be prohibited from continuing as a shareholder in any entity in which he was a shareholder as of the commencement of the Transition Period.

Miscellaneous

9. Except as specifically amended by this letter agreement, the Employment Agreement and the Option Agreement shall remain in full force and effect, and Mr. Lawlor hereby reaffirms all of the provisions of the Employment Agreement and the Option Agreement as amended by this letter agreement.

10. On March 22, 2006, the Company filed a voluntary petition for reorganization under chapter 11 of the United States Bankruptcy Code in the Bankruptcy Court. The Company’s case is No. 06-00510-11. Notwithstanding anything to the contrary stated herein, Mr. Lawlor acknowledges and agrees that the obligations of the Company under this letter agreement are subject to the prior approval of the Bankruptcy Court which shall be sought by written filing by no later than two (2) weeks after the date on which Employee signs and submits this Agreement to the Company.

11. The validity, meaning and effect of this letter agreement shall be determined in accordance with the internal laws of the State of California without reference to the choice of law provisions of such state’s law.

12. This letter agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes, but all such counterparts shall constitute but one in the same instrument.

13. The parties hereby agree that in the event that any dispute arises with respect to any provision of this letter agreement, such dispute shall be submitted to arbitration in accordance with the provisions of Section 8(i) (Arbitration) of the Employment Agreement.

[Remainder of page intentionally left blank]

If this letter accurately sets forth our agreement with respect to the foregoing matters, please sign the enclosed copy of this letter and return it to me.

Sincerely, SeraCare Life Sciences, Inc.

/s/ Robert Cresci
Robert Cresci, Chairman of the Board of Directors

Acknowledged and Agreed:

By:	/s/ Thomas Lawlor	7/14/06
Thomas Lawlor

APPENDIX 1

GENERAL RELEASE AGREEMENT

1. Release. Thomas Lawlor (“Executive”), on his own behalf and behalf of his descendants, dependents, heirs, executors, administrators, assigns and successors, and each of them, hereby acknowledges full and complete satisfaction of and releases and discharges and covenants not to sue SeraCare Life Sciences, Inc. (the “Company”), its divisions, subsidiaries, parents, or affiliated corporations, past and present, and each of them, as well as its and their assignees, successors, directors, officers, shareholders, partners, representatives, attorneys, agents or employees, past or present, or any of them (individually and collectively, “Releasees”), from and with respect to any and all claims, agreements, obligations, demands and causes of action, known or unknown, suspected or unsuspected, arising out of or in any way connected with Executive’s employment or any other relationship with or interest in the Company or the termination thereof, including without limiting the generality of the foregoing, any claim for severance pay, profit sharing, bonus or similar benefit, equity-based awards and/or dividend equivalents thereon, pension, retirement, life insurance, health or medical insurance or any other fringe benefit, or disability, or any other claims, agreements, obligations, demands and causes of action, known or unknown, suspected or unsuspected resulting from any act or omission by or on the part of Releasees committed or omitted prior to the date of this General Release Agreement (this “Agreement”), including, without limiting the generality of the foregoing, any claim under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the California Fair Employment and Housing Act, or the California Family Rights Act, or any other federal, state or local law, regulation or ordinance (collectively, the “Claims”); provided, however, that the foregoing release does not apply to any obligation of the Company to Executive pursuant to (1) that certain Key Executive Employment Agreement between Executive and the Company, dated as of December 13, 2004 (the “Employment Agreement”), or (2) any equity-based awards previously granted by the Company to Executive. In addition, this release does not cover any Claim that cannot be so released as a matter of applicable law. Executive acknowledges and agrees that he has received any and all leave and other benefits that he has been and is entitled to pursuant to the Family and Medical Leave Act of 1993.

The Company, its divisions, subsidiaries, parents, or affiliated corporations, past and present, and each of them, as well as its and their assignees, successors, directors and officers, hereby agree and acknowledge that by signing this Agreement and accepting the good and valuable consideration set forth in this Agreement, they are waiving their right to assert any and all forms of legal Claims against Executive with respect to Executive’s service with the Company committed or omitted prior to the date of this Agreement; provided, however, that such release of Executive shall not extend to any claims, known or unknown, suspected or unsuspected, against Executive that Executive engaged in reckless, fraudulent or intentional acts or omissions that (i) constitute a breach of fiduciary duty, or (ii) constitute a crime under any federal, state, or local statute, law, ordinance or regulation, and provided further, that the foregoing release shall not be construed to release Executive from any of his ongoing obligations under his Confidentiality and Inventions Assignment Agreement and Section 5 of his Employment Agreement.

2. Acknowledgement of Payment of Wages. Except for accrued vacation (which the parties agree totals approximately 22 days of pay) and salary for the current pay period, Executive acknowledges that he has received all amounts owed for his regular and usual salary (including, but not limited to, any bonus, severance, or other wages), and usual benefits through the date of this Agreement.

3. Waiver of Civil Code Section 1542. This Agreement is intended to be effective as a general release of and bar to each and every Claim hereinabove specified. Accordingly, the parties hereto hereby expressly waive any rights and benefits conferred by Section 1542 of the California Civil Code as to the Claims. Section 1542 of the California Civil Code provides:

“A GENERAL RELEASE DOES NOT EXTEND TO A CLAIM WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

The parties hereto acknowledge that they later may discover claims, demands, causes of action or facts in addition to or different from those which they now know or believe to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected its terms. Nevertheless, the parties hereby waive, as to the Claims, any claims, demands, and causes of action that might arise as a result of such different or additional claims, demands, causes of action or facts.

4. ADEA Waiver. Executive expressly acknowledges and agrees that by entering into this Agreement, he is waiving any and all rights or claims that he may have arising under the Age Discrimination in Employment Act of 1967, as amended (“ADEA”), which have arisen on or before the date of execution of this Agreement. Executive further expressly acknowledges and agrees that:

(a) In return for this Agreement, he will receive consideration beyond that which he was already entitled to receive before entering into this Agreement;

(b) He is hereby advised in writing by this Agreement to consult with an attorney before signing this Agreement;

(c) He was given a copy of this Agreement on July 14, 2006 and informed that he had twenty-one (21) days within which to consider the Agreement and that if he wished to executive this Agreement prior to expiration of such 21-day period, he should execute the Acknowledgement and Waiver attached hereto as Exhibit A;

(d) Nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by federal law; and

(e) He was informed that he has seven (7) days following the date of execution of this Agreement in which to revoke this Agreement, and this Agreement will become null and void if Executive elects revocation during that time. Any revocation must be in writing and must be received by the Company during the seven-day revocation period. In the event that Executive exercises his right of revocation, neither the Company nor Executive will have any obligations under this Agreement.

5. No Transferred Claims. Executive represents and warrants to the Company that he has not heretofore assigned or transferred to any person not a party to this Agreement any released matter or any part or portion thereof.

6. Miscellaneous. The following provisions shall apply for purposes of this Agreement:

(a) Number and Gender. Where the context requires, the singular shall include the plural, the plural shall include the singular, and any gender shall include all other genders.

(b) Section Headings. The section headings of, and titles of paragraphs and subparagraphs contained in, this Agreement are for the purpose of convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation thereof.

(c) Governing Law. This Agreement, and all questions relating to its validity, interpretation, performance and enforcement, as well as the legal relations hereby created between the parties hereto, shall be governed by and construed under, and interpreted and enforced in accordance with, the laws of the state of California, notwithstanding any California or other conflict of law provision to the contrary.

(d) Severability. If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provisions or applications and to this end the provisions of this Agreement are declared to be severable.

(e) Modifications. This Agreement may not be amended, modified or changed (in whole or in part), except by a formal, definitive written agreement expressly referring to this Agreement, which agreement is executed by both of the parties hereto.

(f) Waiver. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

(g) Arbitration. Any controversy arising out of or relating to this Agreement shall be submitted to arbitration in accordance with the arbitration provisions of the Employment Agreement.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose.

The undersigned have read and understand the consequences of this Agreement and voluntarily sign it. The undersigned declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct.

EXECUTED this 14th day of July 2006, at Plymouth County, MA.

“Executive”

/s/ Thomas Lawlor
Thomas Lawlor

SERACARE LIFE SCIENCES, INC.

By:	/s/ Robert Cresci
Robert Cresci Chairman of the Board of Directors

EXHIBIT A

ACKNOWLEDGMENT AND WAIVER

I, Thomas Lawlor, hereby acknowledge that I was given 21 days to consider the foregoing Agreement and voluntarily chose to sign the Agreement prior to the expiration of the 21-day period.

I declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct.

EXECUTED this 14th day of July 2006, at Plymouth County, MA.

/s/ Thomas Lawlor
Thomas Lawlor

APPENDIX 2

“EXHIBIT B

SUPPLEMENTAL RELEASE AGREEMENT

1. Release. Thomas Lawlor (“Executive”), on his own behalf and behalf of his descendants, dependents, heirs, executors, administrators, assigns and successors, and each of them, hereby acknowledges full and complete satisfaction of and releases and discharges and covenants not to sue SeraCare Life Sciences, Inc. (the “Company”), its divisions, subsidiaries, parents, or affiliated corporations, past and present, and each of them, as well as its and their assignees, successors, directors, officers, shareholders, partners, representatives, attorneys, agents or employees, past or present, or any of them (individually and collectively, “Releasees”), from and with respect to any and all claims, agreements, obligations, demands and causes of action, known or unknown, suspected or unsuspected, arising out of or in any way connected with Executive’s employment or any other relationship with or interest in the Company or the termination thereof, including without limiting the generality of the foregoing, any claim for severance pay, profit sharing, bonus or similar benefit, equity-based awards and/or dividend equivalents thereon, pension, retirement, life insurance, health or medical insurance or any other fringe benefit, or disability, or any other claims, agreements, obligations, demands and causes of action, known or unknown, suspected or unsuspected resulting from any act or omission by or on the part of Releasees committed or omitted prior to the date of this Supplemental Release Agreement (this “Agreement”), including, without limiting the generality of the foregoing, any claim under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the California Fair Employment and Housing Act, or the California Family Rights Act, or any other federal, state or local law, regulation or ordinance (collectively, the “Claims”); provided, however, that the foregoing release does not apply to any obligation of the Company to Executive pursuant to any equity-based awards previously granted by the Company to Executive. In addition, this release does not cover any Claim that cannot be so released as a matter of applicable law. Executive acknowledges and agrees that he has received any and all leave and other benefits that he has been and is entitled to pursuant to the Family and Medical Leave Act of 1993.

The Company, its divisions, subsidiaries, parents, or affiliated corporations, past and present, and each of them, as well as its and their assignees, successors, directors and officers, hereby agree and acknowledge that by signing this Agreement and accepting the good and valuable consideration set forth in this Agreement, they are waiving their right to assert any and all forms of legal Claims against Executive with respect to Executive’s service with the Company committed or omitted prior to the date of this Agreement; provided, however, that such release of Executive shall not extend to any claims, known or unknown, suspected or unsuspected, against Executive that Executive engaged in reckless, fraudulent or intentional acts or omissions that (i) constitute a breach of fiduciary duty, or (ii) constitute a crime under any federal, state, or local statute, law, ordinance or regulation, and provided further, that the foregoing release shall not be construed to release Executive from any of his ongoing obligations under his Confidentiality and Inventions Assignment Agreement and Section 5 of his Employment Agreement.

2. Waiver of Civil Code Section 1542. This Agreement is intended to be effective as a general release of and bar to each and every Claim hereinabove specified. Accordingly, the parties hereto hereby expressly waive any rights and benefits conferred by Section 1542 of the California Civil Code as to the Claims. Section 1542 of the California Civil Code provides:

“A GENERAL RELEASE DOES NOT EXTEND TO A CLAIM WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

The parties hereto acknowledge that they later may discover claims, demands, causes of action or facts in addition to or different from those which they now know or believe to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected its terms. Nevertheless, the parties hereby waive, as to the Claims, any claims, demands, and causes of action that might arise as a result of such different or additional claims, demands, causes of action or facts.

3. ADEA Waiver. Executive expressly acknowledges and agrees that by entering into this Agreement, he is waiving any and all rights or claims that he may have arising under the Age Discrimination in Employment Act of 1967, as amended (“ADEA”), which have arisen on or before the date of execution of this Agreement. Executive further expressly acknowledges and agrees that:

(a) In return for this Agreement, he will receive consideration beyond that which he was already entitled to receive before entering into this Agreement;

(b) He is hereby advised in writing by this Agreement to consult with an attorney before signing this Agreement;

(c) He was given a copy of this Agreement on [            , 2006] and informed that he had twenty-one (21) days within which to consider the Agreement and that if he wished to executive this Agreement prior to expiration of such 21-day period, he should execute the Acknowledgement and Waiver attached hereto as Exhibit B-1;

(d) Nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by federal law; and

(e) He was informed that he has seven (7) days following the date of execution of this Agreement in which to revoke this Agreement, and this Agreement will become null and void if Executive elects revocation during that time. Any revocation must be in writing and must be received by the Company during the seven-day revocation period. In the event that Executive exercises his right of revocation, neither the Company nor Executive will have any obligations under this Agreement.

4. No Transferred Claims. Executive represents and warrants to the Company that he has not heretofore assigned or transferred to any person not a party to this Agreement any released matter or any part or portion thereof.

5. Miscellaneous. The following provisions shall apply for purposes of this Agreement:

(a) Number and Gender. Where the context requires, the singular shall include the plural, the plural shall include the singular, and any gender shall include all other genders.

(b) Section Headings. The section headings of, and titles of paragraphs and subparagraphs contained in, this Agreement are for the purpose of convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation thereof.

(c) Governing Law. This Agreement, and all questions relating to its validity, interpretation, performance and enforcement, as well as the legal relations hereby created between the parties hereto, shall be governed by and construed under, and interpreted and enforced in accordance with, the laws of the state of California, notwithstanding any California or other conflict of law provision to the contrary.

(d) Severability. If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provisions or applications and to this end the provisions of this Agreement are declared to be severable.

(e) Modifications. This Agreement may not be amended, modified or changed (in whole or in part), except by a formal, definitive written agreement expressly referring to this Agreement, which agreement is executed by both of the parties hereto.

(f) Waiver. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

(g) Arbitration. Any controversy arising out of or relating to this Agreement shall be submitted to arbitration in accordance with the arbitration provisions of that certain Key Executive Employment Agreement between Executive and the Company, dated as of December 13, 2004.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose.

The undersigned have read and understand the consequences of this Agreement and voluntarily sign it. The undersigned declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct.

EXECUTED this              day of              2006, at                              County,             .

“Executive”

Thomas Lawlor

SERACARE LIFE SCIENCES, INC.

By:
[NAME]

EXHIBIT B-1

ACKNOWLEDGMENT AND WAIVER

I,                         , hereby acknowledge that I was given 21 days to consider the foregoing Agreement and voluntarily chose to sign the Agreement prior to the expiration of the 21-day period.

I declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct.

EXECUTED this              day of                      2006, at              County,             .

Thomas Lawlor